LESSOR     TLD FUNDING GROUP, a division of Cee and Gee Funding, Inc.              LEASE NUMBER
           8900 N Central Ave, #214                                                903601-001-15
           Phoenix, Az 85020

                 LESSEE                                                            VENDOR

SITEK, INCORPORATED AND CMP SOLUTIONS, INC.                                        Multiple Vendors
1817 West Fourth Street
Tempe, Arizona 85281

    JOINTLY AND SEVERALLY RESPONSIBLE

QUANTITY                               DESCRIPTION MODEL #, CATALOG #, SERIAL # OR OTHER IDENTIFICATION

                             **SEE EXHIBIT 'A' ATTACHED AND MADE APART HEREOF**

Amount of Each Payment w/Use Tax     Term of Lease in Months     No of Monthly Payments     Security Deposit
        SEE EXHIBIT B                           36                         36                  $30,328.12

                          TERMS AND CONDITIONS OF LEASE

1. LEASE. Lessee hereby leases from Lessor, and Lessor leases to Lessee, the personal property described above, together with any replacement parts, additions, repairs or accessories now or hereafter in or affixed to it (hereinafter referred to as the "Equipment")

2. ACCEPTANCE OF EQUIPMENT. Lessee agrees to inspect the Equipment and to execute an Acknowledgment and Acceptance of Equipment by Lessee notice, as provided by Lessor, after the Equipment has been delivered and after Lessee is satisfied that the Equipment is satisfactory in every respect. Lessee hereby authorizes Lessor to insert in this Lease serial number or other identifying data with respect to the Equipment.

3. DISCLAIMER OF WARRANTIES AND CLAIMS; LIMITATION OF REMEDIES. THERE ARE NO WARRANTIES BY OR ON BEHALF OF LESSOR. Lessee acknowledges and agrees by his signature below as follows:

     (a) LESSOR MAKES NO WARRANTIES EITHER EXPRESS OR IMPLIED AS TO THE CONDITION OF THE EQUIPMENT ITS MERCHANTABILITY ITS FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE, ITS DESIGN, ITS CAPACITY, ITS QUALITY, OR WITH RESPECT TO ANY CHARACTERISTICS OF THE EQUIPMENT.

     (b) Lessee has fully inspected the equipment which it has requested Lessor to acquired and lease to Lessee, and the Equipment is in good condition and to Lessee's complete satisfaction;

     (c) Lessee leases the Equipment "as Is" and with all faults;

     (d) Lessee specifically acknowledges that the Equipment is leased to Lessee solely for commercial or business purposes and not for personal family household, or agricultural purposes;

     (e) If the Equipment is not properly installed does not operate as represented or warranted by the supplier or manufacturer, or is unsatisfactory for any reason regardless of cause or conse quence, Lessee's only remedy, if any, shall be against the supplier or manufacturer of the equipment and not against Lessor;

     (f) Provided Lessee is not in default under this Lease, Lessor assigns to Lessee any warran ties made by the supplier or manufacturer of the Equipment;

     (g) LESSEE SHALL HAVE NO REMEDY FOR CONSEQUENTLY OR INCIDENTAL DAMAGES AGAINST LESSOR; and

     (h) NO DEFECT, DAMAGE, OR UNFITNESS OF THE EQUIPMENT FOR ANY PURPOSE SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR RELIEVE LESSEE OF ANY OTHER OBLIGATION UNDER THIS LEASE.

4. STATUTORY FINANCE LEASE. Lessee agrees and acknowledges that it qualify as a statutory finance lease under Article 2A of the Uniform Commercial Code. Lessee acknowledges and agrees that lessee has selected both: (1) the Equipment; and
(2) the supplier from whom Lessor is to purchase the Equipment. Lessee acknowledges that Lessor has not participated in any way in Lessee's selection of the Equipment or of the supplier, and Lessor has not selected, manufactured or supplied the Equipment.

     LESSEE IS ADVISED THAT IT MAY HAVE RIGHTS UNDER THE CONTRACT EVIDENCING THE LESSOR'S PURCHASE OF THE EQUIPMENT FROM THE SUPPLIER CHOSEN BY LESSEE AND THAT LESSEE SHOULD CONTACT THE SUPPLIER OF THE EQUIPMENT FOR A DESCRIPTION OF ANY SUCH RIGHTS.

5. ASSIGNMENT BY LESSEE PROHIBITED. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT ASSIGN THIS LEASE OR SUBLEASE THE EQUIP MENT OR ANY INTEREST THEREIN, OR PLEDGE OR TRANSFER THIS LEASE, OR OTHERWISE DISPOSE OF THE EQUIPMENT COVERED HEREBY.

6. COMMENCEMENT; RENTALS PAYMENTS; INTERIM RENTALS. This Lease shall commence upon the written acceptance hereof by Lessor and shall end upon full performance and observance by Lessee of each and every term, condition and covenant set forth in this Lease, any Schedules hereto and any extensions hereof. Rental payments shall be in the amounts and frequency as set forth on the face of this Lease or any Schedules hereto. In this Lease, any Schedules hereto and any extensions hereof Rental payments shall be in the amounts and frequency as set forth on the face of this Lease or any Schedules hereto. In addition to regular rentals, Lessee shall pay to Lessor interim rent for the use of the Equipment prior to the due date of the first payment. Interim rent shall be in an amount equal to 1/30th of the monthly rental, multiplied by the number of days elapsing between the date on which the Equipment is accepted by Lessee and the commencement date of this lease, together with the number of days elapsing between commencement of the Lease and the due date of the first payment. The payment of interim rent shall be due and payable upon Lessee's receipt of invoice from Lessor. The rental period under the Lease shall terminate following the last day of the terms stated on the face hereof or in any Schedule hereto unless such Lease or Schedule has been extended or otherwise modified. Lessor shall have no obligation to Lessee under this Lease if Lessee fails to execute or deliver to Lessor Acknowledgment and Acceptance of Equipment by Lessee acknowledging its acceptance of the equipment within thirty (30) days after it is delivered to Lessee, with respect to this Lease or any Schedule hereto. THIS LEASE IS NOT CANCELABLE OR TERMINABLE BY LESSEE SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE PART OF THIS LEASE. LESSEE UNDERSTANDS AND ACKNOWLEDGES THAT NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, IS AN AGENT OF LESSOR, NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE, AND NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, SHALL IN ANY WAY AFFECT LESSEE'S DUTY TO PAY THE RENTALS AND TO PERFORM LESSEE'S OBLIGATIONS SET FORTH IN THIS LEASE

7. CHOICE OF LAW. This Lease shall not be effective until signed by Lessor at its principal office listed above This Lease shall be considered to have been made in the state of Lessor's principal place of business listed above and shall be interpreted in accordance with the laws and regulations of the state of Lessor's principal place of business. Lessee agrees to jurisdiction the state of Lessor's principal place of business listed above by any action, suit or proceeding regarding this Lease, and concedes that it, and each of them, transacted business in the state of Lessor's principal place of business listed above by entering into this Lease. In the event of any legal action with regard to this lease or the equipment covered hereby, Lessee agrees that venue may be laid in the County of Lessor's principal place of business.

8. SECURITY DEPOSIT. As security for the prompt and full payment of the amounts due under this Lease, and Lessee's complete performance of all of its obligations under this Lease, and any extension or renewal hereof, Lessee has deposited with Lessor the security amount set forth in the section shown as "Security Deposit" In the event any default shall be made in the performance of any of Lessee's obligations under this Lease, Lessor shall have the right, but shall not be obligated, to apply the security deposit to the curing of such default. Within 15 days alter Lessor mails notice to Lessee that Lessor has applied any portion of the security deposit to the curing of any default, Lessee shall restore said security deposit to the full amount set forth above On the expiration or earlier termination or cancellation of this Lease, or any extension or renewal hereof, provided Lessee has paid all of the rent called for and fully performed all other provisions of this Lease, Lessor will return to the Lessee any then remaining balance of said security deposit, without interest Said security deposit may be commingled with Lessor's other funds.

9. LIMITED PREARRANGED AMENDMENTS; SPECIFIC POWER OF ATTORNEY. In the event it is necessary to amend the terms of this Lease to reflect a change in one or more of the following conditions:

     (a) Lessor's actual cost of procuring the Equipment, or
     (b) Lessor's actual cost of providing the Equipment to Lessee, or
     (c) A change in rental payments as a result of (1) or (2), above, or
     (d) Description of the Equipment;

Lessee agrees that any such amendment shall be described in a letter from Lessor to Lessee, and unless within 15 days after the date of such letter Lessee objects in writing to Lessor, this Lease shall be deemed amended and such amendments shall be incorporated in this Lease herein as if originally set forth Lessee grants to Lessor a specific power of attorney for Lessor to use as follows (1) Lessor may sign and file on Lessee's behalf any document Lessor deems necessary to perfect or protect Lessor's interest in the Equipment or pursuant to the Uniform Commercial Code; and (2) Lessor may sign, endorse or negotiate for Lessor's benefit any instrument representing proceeds from any policy of insurance covering the Equipment.

10. LOCATION. The Equipment shall be kept at the location specified above or, if none is specified, at Lessee's address as set forth above and shall not be removed without Lessor's prior written consent.

11. USE. Lessee shall use the Equipment in a careful manner, make all necessary repairs at Lessee's expense, shall comply with all laws relating to its possession, use, or maintenance, and shall not make any alterations, additions, or improvements to the Equipment without Lessor's prior written consent All additions, repairs or improvements made to the Equipment shall belong to Lessor

12. OWNERSHIP; PERSONALTY. The Equipment is, and shall remain, the properly of Lessor, and Lessee shall have no right, title, or interest in the Equipment except as expressly set forth in this Lease. The Equipment shall remain personal properly even though installed in or attached to real properly.

13. SURRENDER. By this Lease, Lessee acquires no ownership rights in the Equipment, and has no option to purchase same. Upon the expiration, or earlier termination or cancellation of this Lease, or in the event of a default under Paragraph 21, hereof, Lessee, at its expense, shall return the Equipment in good repair, ordinary wear and tear resulting from proper use thereof alone excepted, by delivering it, packed and ready for shipment, to such place or carrier as Lessor may specify.

14. RENEWAL. At the expiration of the Lease, Lessee shall return the Equipment in accordance with Paragraph 13, hereof. At Lessor's option, this Lease may be continued on a month-to-month basis until 30 days after Lessee returns the Equipment to Lessor In the event the Lease is so continued, Lessee shall pay to Lessor rentals in the same periodic amounts indicated un der"Amount of Each Payment," above.

15. LOSS AND DAMAGE. Lessee shall at all times after signing this Lease bear the entire risk of loss, theft, damage or destruction of the Equipment from any cause whatsoever, and no loss, theft, damage or destruction of the Equipment shall relieve Lessee of the obligation to pay rent or to comply with any other obligation under this Lease In the event of damage to any part of the Equipment, Lessee shall immediately place the same in good repair at Lessee's expense. If Lessor determines that any part of the Equipment is lost, stolen, destroyed, or damaged beyond repair, Lessee shall, at Lessee's option, do one of the following:

     (a) Replace the same with like equipment in good repair, acceptable to Lessor; or

     (b) Pay Lessor in cash the following: (i) all amounts due by Lessee to Lessor under this Lease up to the date of the loss; (ii) the accelerated balance of the total amounts due for the remaining term of this Lease attributable to said item, discounted to present value at a discount rate of 9% as of the date of loss; and; (iii) the Lessor's estimate as of the time this Lease was entered into of Lessor's residual interest in the Equipment discounted to present value at a discount rate of 9%, as of the date of loss Upon Lessor's receipt of payment as set forth above, Lessee shall be entitled to title to the Equipment without any warranties. If insurance proceeds are used to fully comply with this subparagraph, the balance of any such proceeds shall go to Lessee to compensate for loss of use of the Equipment for the remaining term of the Lease.

16. INSURANCE; LIENS; TAXES. Lessee shall provide and maintain insurance against loss, theft, damage, or destruction of the Equipment in an amount not less than the full replacement value of the Equipment, with loss payable to Lessor. Lessee also shall provide and maintain comprehensive general all-risk liability insurance including but not limited to product liability coverage, insuring Lessor and Lessee, with a severability of interest endorsement, or its equivalent, against any and all loss or liability for all damages, either to persons or properly or otherwise, which might result from or happen in connection with the condition, use, or operation of the Equipment, with such limits and with an insurer satisfactory to Lessor Each policy shall expressly provide that said insurance as to Lessor and its assigns shall not be invalidated by any act, omission, or neglect of Lessee and cannot be canceled without 30 days' prior written notice to Lessor As to each policy Lessee shall furnish to Lessor a certificate of insurance from the insurer, which certificate shall evidence the insurance coverage required by this paragraph Lessor shall have no obligation to ascertain the existence of or provide any insurance coverage for the Equipment or for Lessee's benefit If Lessee fails to provide such insurance, Lessor will have the right, but no obligation, to have such insurance protecting Lessor placed at Lessee's expense Such placement will result in an increase in Lessee's periodic payments, such increase being attributed to Lessor's costs of obtaining such insurance and any customary charges or fees of Lessor's or its designee associated with such insurance Lessee shall keep the Equipment free and clear of all levies, liens, and encumbrances Lessee shall pay all charges and taxes (local, state, and federal) which may now or hereafter be imposed upon the ownership, leasing, rental, sale, purchase, possession, or use of the Equipment, excluding, however, all taxes on or measured by Lessor's net income If Lessee fails to pay said charges or taxes, Lessor shall have the right, but shall not be obligated, to pay such charges or taxes In that event, Lessor shall notify Lessee of such payment and Lessee shall repay to Lessor the cost thereof within 15 days after such notice is mailed to Lessee.

17. INDEMNITY. Lessee shall indemnify Lessor against any claims, actions, damages, or liabilities, including all attorney fees, arising out of or connected with Equipment, without limitation. Such indemnification shall survive the expiration, cancellation, or termination of this Lease Lessee waives any immunity Lessee may have under any industrial insurance act, with regard to indemnification of Lessor.

18. ASSIGNMENT BY LESSOR. Any assignee of Lessor shall have all of the rights but none of the obligations of Lessor under this Lease Lessee shall recognize and hereby consents to any assignment of this Lease by Lessor, and shall not assert against the assignee any defense, counterclaim, or setoff that Lessee may have against Lessor Subject to the foregoing, this Lease inures to the benefit of and is binding upon the heirs, devisees, personal representatives, survivors, successors in interest, and assigns of the parties hereto.

19. SERVICE CHARGES; INTEREST. If Lessee shall fail to make any payment required by this Lease within 10 days of the due date thereof, Lessee shall pay to Lessor a service charge of 8% of the amount due; provided, however, that not more than one such service charge shall be made on any delinquent payment, regardless of the length of the delinquency In addition to the foregoing service charge, Lessee shall pay to Lessor a $100 default fee with respect to any payment which becomes thirty (30) days past due In addition, Lessee shall pay to Lessor any actual additional expenses incurred by Lessor in collection efforts, including but not limited to long-distance telephone charges and travel expenses Lessee shall pay to Lessor interest on any delinquent payment or amount due under this Lease from the due date thereof until paid, at the lesser of the maximum rate of interest allowed by law or 18% per annum.

20. TIME OF ESSENCE. Time is of the essence of this Lease, and this provision shall not be impliedly waived by the acceptance on occasion of late or defective performance.

21. DEFAULT. Lessee shall be in default if:

     (a) Lessee shall fail to make any payment due under the terms of tis Lease for a period of 10 days from the due date thereof; or

     (b) Lessee shall fail to observe, keep, or perform any provision of this Lease, and such failure shall continue for a period of 10 days; or

     (c) Lessee has made any misleading or false statement in connection with application for or performance of this Lease; or

     (d) The Equipment or any part thereof shall be subject to any lien, levy, seizure, assignment, transfer, bulk transfer, encumbrance, application, attachment, execution, sublease, or sale without prior written consent of Lessor, or if Lessee shall abandon the Equipment or permit any other entity or person to use the Equipment without the prior written consent of Lessor; or

     (e) Lessee dies or ceases to exist; or

     (f) Lessee defaults on any other agreement it has with Lessor; or

     (g) Any guarantor of this Lease defaults on any obligation to Lessor or any of the above listed events of default occur with respect to any guarantor or any such guarantor files or has filed against it a petition under the bankruptcy laws.

22. REMEDIES. If Lessee is in default, Lessor, with or without notice to Lessee, shall have the right to exercise any one or more of the following remedies, concurrently or separately, and without any election of remedies being deemed to have been made:

     (a) Lessor may enter upon Lessee's premises and without any court order or other process of law may repossess and remove the Equipment, or render the Equipment unusable without removal, either with or without notice to Lessee hereby waives any trespass or right of action for damages by reason of such entry, removal, or disabling Any such repossession shall not constitute a termination of this Lease unless Lessor so notifies Lessee in writing;

     (b) Lessor may require Lessee, at its expense, to return the Equipment in good repair, ordinary wear and tear resulting from proper use thereof alone excepted, by delivering it, packed and ready for shipment, to such place or carrier as Lessor may specify;

     (c) Lessor may cancel or terminate this Lease and may retain any and all prior payments paid by Lessee;

     (d) Lessor may declare all sums due and to become due under this Lease immediately due and payable, including as to any or all items of Equipment, without notice or demand to Lessee;

     (e) Lessor may re- lease the Equipment, without notice to Lessee, to any third party, upon such terms and conditions as Lessor alone shall determine, or may sell the Equipment, without notice to Lessee, at private or public sale, at which sale Lessor may be the purchaser;

     (f) Lessor may sue for and recover from Lessee the sum of all unpaid rents and other payments due under this Lease then accrued, all accelerated future payments due under this Lease, discounted to their present value at a discount rate of 9% as of the date of default, plus Lessor's estimate at the time this Lease was entered into of Lessor's residual interest in the Equipment, reduced to present value at a discount rate of 9% as of the date of default, less the net proceeds of disposition, if any, of the Equipment;

     (g) To pursue any other remedy available at law, by statute or in equity No right or remedy herein conferred upon or reserved to Lessor is exclusive of any other right or remedy herein or by law or by equity provided or permitted, but each shall be cumulative of every other right or remedy given herein or now or hereafter existing by law or equity or by statute or otherwise, and may be enforced concurrently therewith or from time to time No single or partial exercise by Lessor of any right or remedy hereunder shall preclude any other or further exercise of any other right or remedy.

23. MULTIPLE LESSEES. Lessor may, with the consent of any one of the Lessees hereunder, modify, extend, or change any of the terms hereof without consent or knowledge of the others, without in any way releasing, waiving, or impairing any right granted to Lessor against the others Lessees and each of them are jointly and severally responsible and liable to Lessor under this Lease.

24. EXPENSE OF ENFORCEMENT. In the event of any legal action with respect to this Lease, the prevailing party In any such action shall be entitled to reasonable attorney fees, including attorney fees incurred at the trial level, including action in bankruptcy court, on appeal or review, or incurred without action, suits, or proceedings, together with all costs and expenses incurred In pursuit thereof.

25. ENTIRE AGREEMENT; NO ORAL MODIFICATIONS; NO WAIVER. This instru ment constitutes the entire agreement between Lessor and Lessee. No provision of this Lease shall be modified or rescinded unless in writing signed by a representative of Lessor Waiver by Lessor of any provision hereof in one instance shall not constitute a waiver as to any other instance.

26. SEVERABILITY. This Lease Is intended to constitute a valid and enforceable legal instrument, and no provision of this Lease that may be deemed unenforceable shall in any way invalidate any other provision or provisions hereof, all of which shall remain in full force and effect.

LESSEE:  SITEK, Incorporated            LESSOR:  TLD Funding Group, a division
and CMP Solutions, Inc.                 of Cee and Gee Funding, Inc.


/s/ Don M. Jackson, Jr.      2/5/99     /s/ John R. Balding              2/5/99
--------------------------   -------    ------------------------------   -------
Don M. Jackson, Jr.,         Date
President, SITEK,
Incorporated


/s/ Mark Simon               2/5/99
--------------------------   -------
Mark Simon, President,
CMP Solutions

                                   EXHIBIT "A"

                              EQUIPMENT DESCRIPTION

VENDOR:    ATSI
           2450 W. 12th Street, Suite 3
           Tempe, Arizona   85281

Qty.       Description
1          Tencor 6420 S/N 0496-268
1          Prometrix FT-750 S/N 95-1154
1          OmniMap RS75 Sheet Resistance Maping System S/N 960624RS75TCA
1          Tencor P2 S/N 5920179

VENDOR:    CMP SOLUTIONS
           2450 W. 12th Street, Suite 2
           Tempe, Arizona   85281-6933

Qty.       Description
2          IPEC 472 Polishers
           S/N 043
           S/N 044
1          IPEC Avanti 9000 cleaner S/N 006

VENDOR:    CIW SERVICES
           1909 N. 25th Drive
           Phoenix, AZ   85009

Qty.       Description
1          Reverse Osmosis Water Purification System S/N HG101398CMP
           INCLUDES: 1 ea. Carbon filter; 2 ea. Water Softeners, 1 ea. RO Unit,
            1 ea. Storage tank;
           2 ea. Distribution pumps, 1 ea. Control Panel; 2 ea. 1.0 micron prefilter housing;
           1 ea. Ultraviolet sterilized unit; 2 ea. 0.2 micron final filter housing;
           1 ea. Resistivity monitor

This Exhibit "A" is attached to and a part of _____________________ Lease No. 903601-001-15 and constitutes a true and accurate description of the equipment.

LESSEE:    SITEK, Incorporated and CMP Solutions, Inc.
           1817 West Fourth Street
           Tempe, Arizona  85281


 /s/ Don M. Jackson, Jr.
---------------------------------------------------
Don M. Jackson, Jr., President, SITEK, Incorporated


 /s/ Mark Simon
---------------------------------------------------
Mark Simon, President, CMP Solutions

                                   EXHIBIT "B"

                                PAYMENT SCHEDULE



                                                  Sitek          CMP

Payments 1 - 12           $19,000.00             /S/ DMJ        /S/ MSS
                                                 --------       --------

Payments 13 - 24          $23,000.00             /S/ DMJ        /S/ MSS
                                                 --------       --------

Payments 25 - 36          $30,328.12             /S/ DMJ        /S/ MSS
                                                 --------       --------










This Exhibit "B" is attached to and a part of _____________________________ Lease No. 903601-001-15 and constitutes a payment schedule.

LESSEE: SITEK, INCORPORATED AND CMP SOLUTIONS, INC.
        1817 West Fourth Street
        Tempe, Arizona  85281


 /s/ Don M. Jackson, Jr.
---------------------------------------------------
Don M. Jackson, Jr., President, SITEK, Incorporated

 /s/ Mark Simon
---------------------------------------------------
Mark Simon, President, CMP Solutions

                                AMENDMENT TO THE
                            EQUIPMENT LEASE AGREEMENT

                                February 5, 1999

     This Amendment to the Lease (the "Amendment") is by and among SITEK Incorporated, a Delaware corporation, CMP Solutions, Inc, an Arizona corporation (collectively, "Lessee") and Cee and Gee Funding, Inc., an Arizona corporation d/b/a TLD Funding Group ("Lessor").

1. AMENDMENT AND EFFECTIVE DATE. This Amendment, which is effective as of February 5, 1999, amends the Equipment Lease Agreement dated February 5, 1999 (the "Lease") between the Lessee and Lessor. Except as modified specifically by the Amendment, the Lease will remain in full force and effect.

2. DEFINITIONS. The defined terms in the Lease have the same meanings in this Amendment.

3. AMENDMENTS TO LEASE. The following sections of the Lease are hereby amended and restated in their entirety as follows:

     "5. ASSIGNMENT BY LESSEE. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, WHICH WILL NOT BE WITHHELD UNREASONABLY, LESSEE WILL NOT ASSIGN THIS LEASE OR SUBLEASE THE EQUIPMENT OR ANY INTEREST IN THE EQUIP MENT, OR PLEDGE OR TRANSFER THIS LEASE, OR OTHERWISE DISPOSE OF
     THE EQUIPMENT COVERED HEREBY."

     "7. CHOICE OF LAW. Arizona law governs the construction and enforcement of this Agreement. The parties will arbitrate any disputes pertaining to this Lease. The parties will select an arbitrator, who will set the procedural and evidentiary rules for the arbitra tion. If the parties cannot agree on an arbitrator, they will ask the Superior Court in Maricopa County, Arizona to appoint an arbitrator. The arbitrator must set a hearing and issue a ruling within 90 days after the arbitrator is selected. The arbitrator's ruling will be binding on the parties. The prevailing party will be entitled to recover from the other party its attorneys' fees, costs and expenses incurred in connection with the dispute, including the arbitrator's fee. Any claim or cause of action pertaining to the arbitration will be brought only in courts of competent jurisdiction located in Maricopa County, Arizona. The parties waive any objections related to jurisdiction or venue, including objections on the grounds of FORUM NON CONVENIENS."

     "11. USE. Lessee will: (i) use the Equipment in a careful manner; (ii) make all necessary repairs at Lessee's expense; and (iii) use commercially reasonable efforts comply with all applicable laws relating to the Equipment's use, possession and maintenance. All repairs to the Equipment will be deemed part of the Equipment. All improvements made to the Equipment that can be removed without damaging the Equipment will belong to Lessee."

     "13. SURRENDER OF EQUIPMENT. Lessee, at its expense, will return the Equipment to Lessor in good repair, ordinary wear and tear resulting from proper use of the Equipment excepted, by delivering it to Lessor in Phoenix, Arizona within 10 days after the expiration or the earlier termination or cancellation of this Lease, or in the event of a default under Paragraph 21 of this Lease."

     "14. RENEWAL. At the expiration of this Lease, Lessor and Lessee may agree to continue the Lease on a month-to-month basis pursuant to the terms described in this Lease. Either party may terminate the month-to-month Lease by giving the other party 30 days' notice."

     "17. INDEMNITY. Each party will indemnify the other parties against any costs, liabilities or expenses (including attorneys' fees) incurred by the other parties and arising from the indemnifying party's acts or omissions in connection with the Equipment. Such indemnifica tion will survive for three years following the expiration, cancellation or termination of this Lease."

     "18. ASSIGNMENT BY LESSOR. Lessor may assign its rights and obligations under this Lease. Lessee will recognize and consent to any assignment of this Lease by Lessor, subject to the assignee assuming all liabilities and obligations of Lessor under this Lease, including any defenses, counterclaims or setoffs Lessee may have against Lessor."

     "21. DEFAULT. Lessee will be in default of this Lease if any of the following events or conditions occur and continue for 10 days after Lessee's receipt of written notice of default from Lessor:

     (a) Lessee fails to make any payment due under this Lease on the due date of such payment;

     (b) any Lessee breaches materially any material term of this Lease;

     (c) Lessee has made any material false written statement to Lessor in connection with entering into this Lease;

     (d) the Equipment is subject to any lien, levy, seizure, assignment, transfer, encumbrance, attachment, execution, sublease or sale without prior written permission of Lessor;

     (e) Lessee ceases to exist by way of dissolution, winding-up or otherwise;

     (f) Lessee defaults on any other written agreement it has with Lessor; or

     (g) any guarantor of Lessee's obligations under this Lease defaults on its obligations to Lessor or has filed against it a petition of involuntary bankruptcy that is not dismissed within 90 days of filing."

     "25.  ENTIRE AGREEMENT; NO ORAL MODIFICATIONS; NO WAIVER.  This

     Lease, as amended by a written amendment between the Lessee and Lessor dated February 5, 1999, along with the Exhibits attached to it, constitute the entire agreement between the parties with respect to the subject matter of it and supersedes all prior or contemporaneous offers, understandings or agreements in regard to that subject matter. No modification or addition to this Lease will be valid unless in writing, specifically referring to this Lease and signed by all the parties to this Lease. No waiver of any rights under this Lease will be valid unless in writing and signed by the party to be charged with such waiver. No waiver of any term or condition contained in this Lease will be deemed or construed as a further or continuing waiver of that term or condition, unless the waiver specifically provides otherwise."

4. PARTIAL AMENDMENT OF PARAGRAPHS 15 AND 22 OF THE LEASE. Paragraphs 15 and 22 of the Lease are amended in part as follows. The remainders of Paragraphs 15 and 22 will remain in full force and effect.

     "15. LOSS AND DAMAGE.

     ....

         (b) Pay Lessor the following: (i) the sum of all unpaid rents and other payments due under this Lease up to the date of loss; (ii) all future payments attributable to the lost/destroyed portion of the Equipment due under this Lease, discounted to their present value at a discount rate of 9% as of the date of default; (iii) the residual value of the Equipment as of the date this Lease was entered into, as estimated by an appraiser selected by Lessor and Lessee, reduced to present value at a discount rate of 9% as of the date of the loss of use of the Equipment. Upon Lessor's receipt of payment as set forth above, Lessor will transfer to Lessee title to the Equipment without any warranties from Lessor. If insurance proceeds are used to fully comply with this subparagraph, the balance for any such proceeds will go to Lessee to compensate for loss of use of the Equipment for the remaining term of the Lease."

     "22. REMEDIES. If Lessee is in default under this Lease 10 days after receiving written notice from Lessor pursuant to Paragraph 21, Lessor will have the right to exercise any one or more of the following remedies, concurrently or separately, and without any election of remedies being deemed to have been made:

     (a) Lessor may enter upon Lessee's premises during regular business hours and without any court order or other process of law may repossess and remove the Equipment without notice to Lessee. Lessee hereby waives any trespass or right of action for damages incurred by reason of Lessor's peaceful entry or removal of the Equipment;

     ....

     (c) Lessor may cancel or terminate this Lease and retain any and all prior payments paid by Lessee, provided that Lessor apply those prior payments, including Lessee's security deposit, to any amounts due under the Lease;

     (d) Lessor may declare all sums due and to become due under this Lease to be immediately due and payable, with all accelerated sums discounted at the rate and in the manner set forth in Paragraph 22(f);

     (e) Lessor may re-lease the Equipment, without further notice to Lessee, to any third party on any commercially reasonable terms determined by Lessor, or sell the Equipment to any party, including itself, at any private or public sale conducted in accordance with Arizona law; or

     (f) Lessor may sue for and recover from Lessee: (i) the sum of all unpaid rents and other payments due under this Lease then accrued; (ii) all accelerated future payments due under this Lease, less the security deposit, discounted to their present value at a discount rate of 9% as of the date of default; (iii) the residual value of the Equipment as of the date this Lease was entered into, as estimated by and appraiser selected by Lessor and Lessee, reduced to present value at a discount rate of 9% as of the date of default; and (iv) less the net proceeds of disposition from, including re-leasing, the Equipment."

5. CONSIDERATION. Lessee and Lessor are entering into the Lease simultaneously with entering into this Amendment. Lessee and Lessor acknowledge the consideration exchanged between them in the Lease is the same consideration for this Amendment. The parties acknowledge the receipt and sufficiency of the consideration for this Amendment.

6. AUTHORIZATION AND SIGNATURES. By signing below, each party represents that this Amendment has been duly authorized and constitutes an agreement by which it is bound.

     Lessee and Lessor have executed this Amendment as of the date set forth in the first paragraph of this Amendment.

LESSEE:                                 LESSOR:

SITEK INCORPORATED,                     CEE AND GEE FUNDING, INC.,
   a Delaware corporation               an Arizona corporation d/b/a
                                        TLD Funding Group


By: /s/ Don M. Jackson, Jr.             By: /s/ John R. Balding
    --------------------------------       ----------------------------------
    Don M. Jackson, Jr., President         John R. Balding, President

CMP SOLUTIONS, INC.,
   an Arizona corporation




By: /s/ Mark G. Simon
    -------------------------------
    Mark G. Simon, President

                                TLD Funding Group
                       Division of Cee & Gee Funding, Inc.
                                    (LESSOR)

                             SITEK INCORPORATED AND
                               CMP SOLUTIONS, INC.
                                    (LESSEE)

                             DATED: FEBRUARY 5, 1999

     At the expiration of the initial term or any renewal term of the Lease between Lessor and Lessee of even date herewith, as amended, Lessee will have a non-assignable exclusive option to purchase not less than all of the Equipment covered by the Lease for the greater of $336,768.55 or then current fair market value of the Equipment, which will be determined by a qualified appraiser acceptable to Lessor and Lessee not more than 60 days nor less than 30 days prior to the expiration of the initial term or any renewal term of the Lease, plus all applicable taxes.

     Lessee's right to exercise said option is conditioned upon (a) Lessee having performed all of the terms and conditions of the Lease at the time and in the manner required therein; (b) Lessor having received written notice of Lessee's election to exercise said option no less than 30 days prior to the date upon which the term of the Lease expires; and (c) Lessee's payment to Lessor of said purchase price, together with all taxes on or measured by such purchase price, on or before the expiration of the initial term or any renewal term of the Lease.

     In the event Lessee does not exercise the above purchase option, and does not renew the Lease in accordance with the Lease provisions, Lessee will surrender the Equipment in accordance with the Lease provisions. The defined terms in the Lease, as amended by Lessor and Lessee on February 5, 1999 in writing (the "Amendment") have the same meanings in this Addendum to the Lease.

IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS ADDENDUM TO THE LEASE AND THE AMENDMENT AS OF THE DATE OF THE LEASE. EXCEPT AS MODIFIED SPECIFICALLY BY THIS ADDENDUM, THE LEASE, AS AMENDED BY THE AMENDMENT, WILL REMAIN IN FULL FORCE AND EFFECT.

DATED as of the date first written above.

LESSEE                                  LESSOR

SITEK INCORPORATED,                     CEE AND GEE FUNDING, INC.,
  a Delaware corporation                  an Arizona corporation
                                        d/b/a TLD FUNDING GROUP



By: /s/ Don M. Jackson, Jr.             By: /s/ John R. Balding
    ---------------------------------       ---------------------------------
    Don M. Jackson, Jr., President          John R. Balding, President

CMP SOLUTIONS, INC.,
  an Arizona corporation



By: /s/ Mark G. Simon
    ---------------------------------
    Mark G. Simon, President